Exhibit  23.01


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-3, File Nos. 33-79794, 33-90734, 33-65333 and 333-01595 and on Form S-8, File no. 33-89144.




                                                    ARTHUR ANDERSEN LLP


Washington, D.C.
April 26, 1996